UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

Beyond Commerce, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52490 (Commission File Number)	98-0512515 (I.R.S. Employer Identification No.)

3773 Howard Hughes Pkwy, Suite: 500 Las Vegas, Nevada (Address of Principal Executive Offices)	89169 (Zip Code)

(702) 675-8022

(Registrant’s Telephone Number, Including Area Code)

_________________________________________________________________

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

    Beyond Commerce, Inc. a Nevada corporation has been granted Current Information Status by the OTC Markets following the successful updating of financial and disclosure information on November 28, 2017. The Financial and Initial Disclosure documents can be viewed on the OTCMKTs website. Beyond Commerce Chairman and CEO George Pursglove commented, "The filing of our financial results and opinion letter from counsel has completed the steps including the removal of both OTCMKTS Stop and Yield signs, that needed to be taken in order to obtain this status. I’m excited that these major hurdles are behind us and we can complete our financing and in turn our first planned acquisition.”

    A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits

Exhibit No.                                                        Description

            99.1                                                         Press Release, dated as of December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Date: December 19, 2017	By:	/s/ George D. Pursglove
George D. Pursglove, Chief Executive Officer and Director

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release may contain information about BCI's view of its future expectations, plans and prospects that constitute forward-looking statements. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with its ability to raise additional funding, its ability to maintain and grow its business, variability of operating results, its ability to maintain and enhance its brand, its development and introduction of new products and services, the successful integration of acquired companies, technologies and assets into its portfolio of products and services, marketing and other business development initiatives, competition in the industry, general government regulation, economic conditions, dependence on key personnel, the ability to attract, hire and retain personnel who possess the technical skills and experience necessary to meet the requirements of its clients, and its ability to protect its intellectual property. BCI encourages you to review other factors that may affect its future results in its other filings with the Securities and Exchange Commission.